UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 16, 2017
Entergy Arkansas, Inc.
(Exact name of registrant as specified in its charter)

Arkansas	1-10764	71-0005900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 West Capitol Avenue, Little Rock, Arkansas		72201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(501) 377-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 9, 2017, Entergy Arkansas, Inc. (the “Company”) entered into an Underwriting Agreement for the sale of $220,000,000 aggregate principal amount of its First Mortgage Bonds, 3.5% Series April 1, 2026 (the “Bonds”). The sale of the Bonds closed on May 16, 2017. The Bonds were registered under the Securities Act of 1933, as amended, by means of the Company’s automatic shelf Registration Statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (No. 333-213335-06).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.
4.39	Supplemental Indenture establishing the terms of the Bonds (incorporated by reference to Exhibit 4.05 to Form 8-K filed January 8, 2016, File No. 1-10764).
5.02	Opinion of Morgan, Lewis & Bockius LLP with respect to the Bonds.
5.03	Opinion of Friday, Eldredge & Clark, LLP with respect to the Bonds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Arkansas, Inc.
(Registrant)
Date: May 16, 2017
/s/ Steven C. McNeal
(Signature) Steven C. McNeal Vice President and Treasurer